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July 24, 2006


VIA EDGAR

U.S. Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:   The World Funds, Inc. (File Nos. 333-29289 and 811-8255)
      Filing Pursuant to Rule 497(e)

Ladies and Gentlemen:

On behalf of our client, The World Funds, Inc. (the "Company") we are filing, pursuant to Rule 497(e) under the Securities Act of 1933, a supplement dated July 24, 2006 to the New Market Fund's Prospectuses and Statement of Additional Information dated January 3, 2006.

Please contact me at 202.739.5498 with your questions or comments.

Very truly yours,

/s/ Ryan F. Helmrich

Ryan F. Helmrich

                             THE WORLD FUNDS, INC.

                          New Market Fund (the "Fund")

                         Supplement dated July 24, 2006
                                     to the
                  Class A Shares and Class C Shares Prospectus,
                      Institutional Shares Prospectus, and
    Statements of Additional Information ("SAIs"), each dated January 3, 2006

     This supplement provides new and additional information beyond that contained in the Prospectuses and SAIs and should be read in conjunction with the Prospectuses and SAIs.

     Effective September 15, 2006, the Fund's investment adviser, The London Company of Virginia (the "Adviser"), will resign as adviser to the Fund. At a special meeting of the Board of Directors of The World Funds, Inc. held on July 21, 2006, the Board agreed to accept the Adviser's resignation and to close the Fund to additional sales.

     Effective immediately and until further notice, the New Market Fund is closed to new investors or additional purchases by existing shareholders.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.